Exhibit 10.2

FIRST AMENDMENT

OF

THE COSMOPOLITAN OF LAS VEGAS MANAGEMENT INCENTIVE AWARD PLAN

WHEREAS, Nevada Property 1 LLC, d/b/a The Cosmopolitan of Las Vegas (the “Company”) has established and maintains The Cosmopolitan of Las Vegas Management Incentive Award Plan (the “Plan”); and

WHEREAS, the Company now considers it desirable to amend the Plan.

NOW, THEREFORE, pursuant to the power reserved to the Company by Article 7 of the Plan, and by virtue of the authority delegated to the undersigned officer by resolution of the Company’s Board of Directors dated March 20, 2014, the Plan be and is hereby amended, effective as of March 20, 2014, in the following particulars:

1.	By substituting the following for Section 2.13 of the Plan:

“2.13 ‘Performance Period’ means the period from January 1, 2012 to March 31, 2015. The Board may elect, in its sole discretion, to extend the Performance Period through June 30, 2015.”

2.	By substituting the following for Section 5.01(a) of the Plan:

“(a) Except as provided in the following sentence, if the EBITDA Target is not achieved before expiration of the Performance Period, no Participant’s Incentive Award shall vest, and no amount shall be payable to any Participant in connection with the Participant’s Incentive Award. If an Exit Transaction occurs during the Performance Period and the trailing twelve months Adjusted EBITDA attained as of the Exit Transaction is less than the EBITDA Target, each eligible Participant shall be entitled to receive a portion of the Participant’s Incentive Award. The portion of the Incentive Award payable to an eligible Participant shall be determined by multiplying the Participant’s Incentive Award by a fraction, the numerator of which is the trailing twelve months Adjusted EBITDA attained as of the Exit Transaction and the denominator of which is the EBITDA Target.”

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IN WITNESS WHEREOF, the undersigned duly authorized officer, acting on behalf of the Company, has executed this amendment this     day of April 2014.

Nevada Property 1 LLC, d/b/a
The Cosmopolitan of Las Vegas

By:

Its: